                	1999 Semi-Annual Report


           	 Value Investing In Small Companies
		        For More Than 25 Years


                        	  THE
                         	 ROYCE
                         	 FUNDS

             	     ROYCE FINANCIAL SERVICES FUND




                  	  www.roycefunds.com

SEMI-ANNUAL REPORT REFERENCE GUIDE
-------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS                                 			      2
An Overview of Royce Financial Services Fund Year-to-Date Through
June 30, 1999





PERFORMANCE AND PORTFOLIO REVIEW                       			      4






SCHEDULE OF INVESTMENTS AND OTHER FINANCIAL STATEMENTS      		      5


[PULL QUOTE]

For more than 25 years, our value approach has focused on evaluating a company's current worth -- what we believe an enterprise would sell for in a private transaction between rational and well-informed parties. This requires a thorough analysis of the financial and operating dynamics of a business, as though we were purchasing the entire company. The price we will pay for a security must be significantly lower than our appraisal of its current worth.

[END PULL QUOTE]

LETTER TO SHAREHOLDERS
-------------------------------------------------------------------------------

What an interesting six months! At the end of 1999's first quarter, the best thing investors could say about the small-cap sector was that it was analogous to one's brother-in-law - a question mark backed by hope. But after a poor start in both an absolute and relative sense, small-cap securities reversed their fortunes in the second quarter by outperforming their largecompany counterparts for the first time since the third quarter of 1997. Perhaps the attitudes of those who thought portfolio diversification wasn't necessary were reversed as well. Although small-caps did not quite catch large-caps on a year-to-date performance basis through June 30, 1999, the second quarter was as impressive for small-caps as the first quarter was dismal.

[BAR CHART]
                   FIRST-QUARTER 1999       SECOND-QUARTER 1999
RUSSELL 2000              -5.4%                    +15.6%
S&P 500			  +5.0%                     +7.1%
NASDAQ COMPOSITE         +12.3%                     +9.1%
DJ INTERNET COMMERCE     +55.9%                     -2.1%.

[END BAR CHART]

          As exciting as small-cap performance was in 1999's second quarter, it was the rise and fall of Internet stocks during the first six months that grabbed headlines and held investor attention. With the DJ Internet Commerce Index up 55.9% in the first quarter alone, a return most investors would be happy with over three years, there were plenty of Internet stock market gains despite few "real profits." Although the Internet sector was still up significantly year-to-date through June 30, 1999, it was only after the second-quarter downturn (DJ Internet Commerce index was off 22.7% from its high on 4/13/99 through 6/30/99) that the Monopoly-money mentality began to subside. Like high school hoops hopefuls bypassing college and going directly to the NBA, many Internet companies at the close of their first day of trading skipped small-cap status and went directly to large-cap standing. One has to wonder about the long-term prospects for many of these companies.

     Our approach in the past regarding our performance discussion has been simple and direct - temper our enthusiasm when things go well and keep our chins up when they do not. In 1999, we have had opportunities to do both. Although not restricted in term of market capitalization, we have chosen to focus primarily on small-cap financial intermediaries and service companies, an area of the market with which we have considerable investment experience. Our performance through June 30, 1999 was influenced by the small-cap asset class, our investment style and our portfolio positions. Royce Financial Services Fund (RFS) certainly looked like a small-cap fund in the first quarter - the Fund was down, although it did perform better than its small-cap benchmark, the Russell 2000 (-4.4% versus -5.4%). RFS did not resemble a small-cap fund in the second-quarter rally, however, (+7.2% versus +15.6% for the Russell 2000) attributable primarily to its sector focus. Most financial companies struggled through the first half of 1999 because of a more than 26% rise in longterm interest rates. By way of comparison, the Ned Davis Research Financial Diversified composite, which includes small and large-cap financial companies, was up 8.2% in the second quarter and down 3.6% year-to-date through June 30, 1999. For a complete review of the Fund results and risk profile, see page 4.

     In spite of the Fund's recent performance disappointments, we are encouraged by the performance of small-cap since the bottom last October.
Not only did the Russell 2000 outperform the S&P 500 from the October 8, 1998 bottom through June 30, 1999 (+48.9% versus 44.4%); it did so during a period of rising interest rates.

     We are also encouraged by our ability to find what we think are attractively priced companies, those trading at discounts to their own value as businesses, not at discounts to other companies in other businesses in other asset classes. We did some internal research recently that examined small-cap valuations on an earnings yield basis. The results indicate to us that, adjusting for interest rates and allowing for the recent small-cap rally, small-caps are still very attractively valued.

     As we enter what we believe will be a relatively low-return period for the market - possibly for an extended time - our confidence in small-cap value investing remains as high as ever.

     We appreciate your continued support of our work.

     Sincerely,
     /s/ Charles M. Royce   /s/ W. Whitney George     /s/ Jack E. Fockler, Jr.

         Charles M. Royce       W. Whitney George         Jack E. Fockler, Jr.

            President            Vice President		     Vice President

     August 12, 1999



NOTES TO PERFORMANCE AND RISK INFORMATION
Historical market trends are not necessarily indicative of future movements. All performance information is presented on a total return basis and reflects the reinvestment of distributions.
Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. This report must be preceded or accompanied by a current prospectus. Royce Financial Services Fund invests in small- and/or micro-cap companies that may involve considerably more risk than investments in securities of larger-cap companies (see "Primary Risks" in the prospectus). Please read the prospectus carefully before investing or sending money.

The Dow Jones Internet Commerce Index, Russell 2000, Russell 3000 and S&P 500 are unmanaged indices of domestic common stocks. The Ned Davis Research Financial Diversified composite is an equalweighted composite, whose returns do not reflect reinvested distributions, consisting of 198 bank stocks and 228 non-bank stocks drawn from the 2,500 largest companies in the Russell 3000 index that have at least one year of price history and coverage by at least one analyst. Distributor: Royce Fund Services, Inc.

PERFORMANCE AND PORTFOLIO REVIEW
-------------------------------------------------------------------------------

WHAT WE DO Royce Financial Services Fund seeks long-term growth of capital. The Fund uses a value approach to invest primarily in financial services companies. Royce generally looks to invest in companies that it believes have excellent business strengths and/or prospects for growth, high internal rates of return and are trading significantly below our estimate of their "current worth."

Average Annual Total Returns       Through 6/30/99
--------------------------------------------------
Second Quarter 1999*                    7.2%
January - June 1999*			2.5
One-Year                      		0.7
Three-Year                             12.0
Since Inception (12/15/94)             14.6
* Not annualized.


Portfolio Diagnostics
--------------------------------------------------
Median Market Capitalization  	$652 million
Weighted Average P/E Ratio	11.1x
Weighted Average P/B Ratio    	1.3x
Weighted Average Yield        	1.8%
Fund Assets              	$1.8 million
Number of Holdings       	40


[LINE GRAPH]

ROYCE FINANCIAL SERVICES FUND VS. RUSSELL 2000
GROWTH OF A $10,000 INITIAL INVESTMENT,
FROM INCEPTION (12/15/94) THROUGH 6/30/99

         Royce Financial   Russell
          Services Fund     2000
Dec-1994  10,000.00      10,000.00
Dec-1994  10,389.00      10,120.00
Mar-1995  10,868.00      10,860.00
Jun-1995  11,886.00      11,699.00
Sep-1995  13,061.00      12,260.00
Dec-1995  13,344.00      12,268.00
Mar-1996  14,026.00      12,765.00
Jun-1996  14,727.00      13,218.00
Sep-1996  14,777.00      13,304.00
Dec-1996  15,546.00      14,062.00
Mar-1997  14,740.00      14,483.00
Jun-1997  17,131.00      16,325.00
Sep-1997  19,680.00      17,421.00
Dec-1997  19,021.00      16,790.00
Mar-1998  20,933.00      18,304.00
Jun-1998  19,957.00      18,439.00
Sep-1998  15,938.00      16,411.00
Dec-1998  18,537.00      18,125.00
Mar-1999  17,533.00      17,323.00
Jun-1999  20,260.00      18,573.00

[END LINE GRAPH]

	    Portfolio Composition
--------------------------------------------------

Top Ten Positions        % of Net Assets

Zenith National Insurance          6.2%
Gallagher (Arthur J.) & Co.        5.5
White Mountains Insurance Group    3.9
Fair, Isaac and Co.           	   3.9
Duff & Phelps Credit Rating        3.7
John Nuveen Company Cl. A          3.6
Trenwick Group                	   3.4
Navigators Group              	   3.3
Legg Mason                         3.2
Alleghany Corporation              3.2

SCHEDULE OF INVESTMENTS
ROYCE FINANCIAL SERVICES FUND            	June 30, 1999 (unaudited)
------------------------------------------------------------------------------
COMMON STOCKS - 89.4%
                        	SHARES   VALUE
			        ------	 -----

Financial Intermediaries -61.4%
Banking - 0.7%
   Barclays ADR+        	  100  $ 11,950
				       --------
Insurance - 49.9%
   Alleghany Corporation*      	  306    56,610
   Berkley (W. R.)      	2,000    50,000
   CNA Surety           	2,000    30,625
   Chicago Title        	1,000    35,688
   Commerce Group       	2,000    48,750
   Fremont General      	1,000    18,875
   Highlands Insurance Group*  	3,000    31,500
   Leucadia National*   	2,000    50,750
   Medical Assurance*   	1,864    52,658
   NYMAGIC              	1,500    23,437
   Navigators Group*    	4,000    60,000
   PICO Holdings*       	2,100    53,156
   PMA Capital Cl. A    	2,300    47,294
   PXRE                 	1,500    27,188
   RenaissanceRe Holdings      	1,000    37,000
   Trenwick Group       	2,500    61,641
   Wesco Financial      	  100    31,000
   White Mountains
     Insurance Group    	  500    70,500
   Zenith National Insurance    4,500   110,812
				       --------
                                 	897,484
				       --------

Securities Brokers - 10.8%
   Bear Stearns Companies (The)   735    34,361
   Dain Rauscher        	  800    43,300
   Legg Mason           	1,500    57,750
   Nomura Securities ADR+      	  200    22,750
   Raymond James Financial     	1,500    35,906
				       --------
                                 	194,067
				       --------
	                              1,103,501
				      ---------



                               		SHARES   VALUE
				        ------	 -----
Financial Services - 24.5%
Information and Processing - 8.3%
   American Express            		  100    $ 13,013
   Duff & Phelps Credit Rating        	1,000      66,875
   Fair, Isaac and Co.         		2,000      70,125
	  	  			         --------
                                        	  150,013
	  	  			         --------
Insurance Brokers - 8.5%
   Blanch (E.W.) Holdings             	  800      54,550
   Gallagher (Arthur J.) & Co.        	2,000      99,000
	  	  			         --------
                                        	  153,550
	  	  			         --------
Investment Management - 7.7%
   Affiliated Managers Group*         	  800      24,150
   Amvescap ADR+               	          200       9,300
   C.I. Fund Management        		2,000      24,923
   John Nuveen Company Cl. A          	1,500      64,031
   Phoenix Investment Partners        	1,000       8,625
   U.S. Global Investors Cl. A*       	5,000       6,406
	  	  			         --------
                                        	  137,435
	  	  			         --------
                                        	  440,998
	  	  			         --------
Industrial Services - 0.7%
Printing - 0.7%
   Bowne & Co.                 		1,000      13,000
	  	  			         --------

Miscellaneous - 2.8%                               49,325
	  	  			         --------

TOTAL COMMON STOCKS
    (Cost $1,503,560)                           1,606,824
	  	  			       ----------

TOTAL INVESTMENTS - 89.4%
    (Cost $1,503,560)                           1,606,824

CASH AND OTHER ASSETS
    LESS LIABILITIES - 10.6%                      189,881
	  	  			         --------

NET ASSETS - 100.0%                     $       1,796,705
					      ===========

* Non-income producing.
+ American Depository Receipt.

INCOME TAX INFORMATION: The cost of total investments for Federal income tax purposes was $1,503,560. At June 30, 1999, net unrealized appreciation for all securities was $103,264, consisting of aggregate gross unrealized appreciation of $254,480 and aggregate gross unrealized depreciation of $151,216.

 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ROYCE FINANCIAL SERVICES FUND
STATEMENT OF ASSETS AND LIABILITIES AT JUNE 30, 1999  (unaudited)
------------------------------------------------------------------------------

ASSETS:
Investments at value (identified cost $1,503,560)           $1,606,824
Cash                                            	       187,399
Receivable for dividends and interest                            2,472
Receivable for capital shares sold                               1,400
Prepaid expenses and other assets                                1,655
------------------------------------------------------------------------------
     Total Assets                                            1,799,750
------------------------------------------------------------------------------

LIABILITIES:
Payable for investment advisory fee                                331
Accrued expenses                                		 2,714
------------------------------------------------------------------------------
     Total Liabilities                                 		 3,045
------------------------------------------------------------------------------
     Net Assets                                  	$    1,796,705
==============================================================================

ANALYSIS OF NET ASSETS:
Undistributed net investment income                             $2,269
Accumulated net realized gain on investments                   150,523
Net unrealized appreciation on investments                     103,264
Capital shares                                  		   287
Additional paid-in capital                             	     1,540,362
------------------------------------------------------------------------------
     Net Assets                                  	$    1,796,705
==============================================================================

SHARES OUTSTANDING:
  (unlimited number of $.001 par value shares authorized)      287,301
==============================================================================

NET ASSET VALUE (Net Assets / Shares Outstanding):
  (offering and redemption price* per share)                     $6.25
==============================================================================
* Shares redeemed within one year of purchase are subject to a 1% redemption fee, payable to the Fund.

------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------

                                 			Six months ended
                                 			 June 30, 1999  	Year ended
INVESTMENT OPERATIONS:           			  (unaudited)       December 31, 1998
							----------------    -----------------
  Net investment income                  		$            784                $105
  Net realized gain on investments                     		  87,392             122,034
  Net change in unrealized appreciation on investments      	 (52,047)	      24,356
---------------------------------------------------------------------------------------------
  Net increase in net assets from investment operations           36,129	     146,495
---------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  Net realized gain on investments                     	              --            (201,736)
---------------------------------------------------------------------------------------------
  Total distributions                   		              --            (201,736)
---------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
  Value of shares sold                  			  44,122             600,031
  Distributions reinvested              			      --             190,929
  Value of shares redeemed              			(471,095)           (943,867)
---------------------------------------------------------------------------------------------
  Net decrease in net assets from capital share transactions	(426,973)           (152,907)
---------------------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS       				(390,844)           (208,148)
NET ASSETS:
   Beginning of period                  		       2,187,549           2,395,697
---------------------------------------------------------------------------------------------
   End of period (includes undistributed net investment
      income of $2,269 in 1999 and $1,485 in 1998)          $  1,796,705          $2,187,549
=============================================================================================

CAPITAL SHARE TRANSACTIONS (in shares):
  Shares sold                    				   7,364              93,061
  Shares issued for reinvestment of distributions                     --   	      32,035
  Shares redeemed                				 (78,829)           (152,331)
---------------------------------------------------------------------------------------------
  Net decrease in shares outstanding            		 (71,465)            (27,235)
---------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ROYCE FINANCIAL SERVICES FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1999  (unaudited)
------------------------------------------------------------------------------

INVESTMENT INCOME:
Income:
  Dividends                                                  $15,047
  Interest                                          		 177
-------------------------------------------------------------------------
    Total Income                                    	      15,224
-------------------------------------------------------------------------
Expenses:
  Investment advisory fees                                    14,537
  Distribution fees                           		       2,423
  Registration                                                 4,644
  Custodian                                                    3,675
  Audit                                       		       2,200
  Shareholder reports                         		       1,250
  Shareholder servicing                       			 608
  Administrative and office facilities                           541
  Trustees' fees                                    		 149
  Legal                                       			  55
  Other expenses                              		       2,927
-------------------------------------------------------------------------
    Total Expenses                            		      33,009
    Fees Waived by Investment Adviser and Distributor        (16,960)
    Expenses Reimbursed by Investment Adviser                 (1,609)
-------------------------------------------------------------------------
    Net Expenses                              		      14,440
-------------------------------------------------------------------------
    Net Investment Income                     			 784
-------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments                            87,392
  Net change in unrealized appreciation on investments       (52,047)
-------------------------------------------------------------------------
  Net realized and unrealized gain on investments             35,345
-------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS        $36,129
=========================================================================

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating the Fund's performance for the periods presented.
===============================================================================

                           			Six months ended	 Periods ended December 31,
                          			 June 30, 1999  ----------------------------------------
                          			  (Unaudited)   1998    1997    1996    1995 	1994 (a)
						 -------------- ----    ----    ----    ----    --------
Net Asset Value, Beginning of Period  	              $6.10    $6.21   $6.03   $5.68   $5.06   $5.00

Investment Operations:
  Net investment income (loss)    			---      ---     --- 	0.01   (0.03)   ---
  Net realized and unrealized gain on investments      0.15	0.48	1.16	0.81	1.10	0.06
----------------------------------------------------------------------------------------------------------
    Total from investment operations                   0.15    	0.48	1.16    0.82    1.07    0.06
----------------------------------------------------------------------------------------------------------

Distributions:
  Net investment income           			---      ---   (0.02)    --- 	 ---  	 ---
  Net realized gain on investments                  	---    (0.59)  (0.96)  (0.47)  (0.45)    ---
----------------------------------------------------------------------------------------------------------
    Total distributions           			---    (0.59)  (0.98)  (0.47)  (0.45)    ---
----------------------------------------------------------------------------------------------------------

Net Asset Value, End of Period        		      $6.25    $6.10   $6.21   $6.03   $5.68    $5.06
==========================================================================================================
Total Return:                     			2.5%     8.0%   19.4%   14.6%	21.2%     1.2%
Ratios Based on Average Net Assets:
Total expenses (b)                  		       1.49% *  1.49%   1.49%	1.56%	1.97%   1.78% *
Net investment income (loss)     		       0.08% *  0.00%  -0.01%   0.17%  -0.58%   0.00% *
Supplemental Data:
Net Assets, End of Period (in thousands)      	      $1,797  $2,188  $2,396   $1,948  $1,627    $514
Portfolio Turnover Rate        				15%       62%     66%     81%    106%     0%

(a)   The Fund commenced operations on December 15, 1994.
(b)   Expense ratios are shown after fee waivers and expense reimbursements by the investment adviser and distributor. For the periods ended June 30, 1999 and December 31, 1998,1997, 1996, 1995 and 1994, the expense ratios before the waivers and reimbursements would have been 3.41%, 3.20%, 3.04%, 3.31%, 3.72% and 3.69%, respectively.

* Annualized.

Royce Financial Services Fund
Notes to Financial Statements (unaudited)
-------------------------------------------------------------------------------
Summary of Significant Accounting Policies:

     Royce Financial Services Fund (the "Fund") is a series of The Royce Fund (the "Trust"), a diversified open-end management investment company organized as a Delaware business trust. The Fund commenced operations on December 15, 1994 as Royce Global Services Fund and changed its name, investment objective and policies on November 25, 1997 to concentrate its investments in the financial services industry.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

  Valuation of investments:

     Securities listed on an exchange or on the Nasdaq National Market System are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.


  Investment transactions and related investment income:

     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.


  Expenses:

    The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund's operations, while expenses applicable to more than one series of the Trust are allocated in an equitable manner. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses.


  Taxes:

     As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption "Income Tax Information".

Royce Financial Services Fund
Notes to Financial Statements  (unaudited) (continued)
-------------------------------------------------------------------------------

  Distributions:

     Any dividend and capital gain distributions are recorded on the ex-dividend date and paid annually in December. These distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.


  Repurchase agreements:

     The Fund enters into repurchase agreements with respect to portfolio securities solely with State Street Bank and Trust Company ("SSB&T"), the custodian of the Fund's assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities.


Investment Adviser and Distributor:

     Under the Trust's investment advisory agreements with Royce & Associates, Inc. ("Royce"), Royce is entitled to receive management fees, which are computed daily and payable monthly, at an annual rate of 1.5% of the average net assets of the Fund. Royce has contractually agreed to waive its fees and reimburse expenses to the extent necessary to maintain a net annual operating expense ratio of expenses to average net assets at or below 1.49% through December 31, 1999. For the period ended June 30, 1999, Royce waived advisory fees of $14,537.

     Royce Fund Services, Inc. ("RFS"), the distributor of the Trust's shares, is an affiliate of Royce. RFS voluntarily waived distribution fees for the Fund of $2,423 for the period ended June 30, 1999. The 12b-1 distribution plan provides for maximum fees at an annual rate of 0.25% of the average net assets of the Fund.


Purchases and Sales of Investment Securities:

     For the period ended June 30, 1999, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities, were $237,399 and $367,154, respectively.